UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2020

Muzinich BDC, Inc.
(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01314	84-2200473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, New York, NY 10022
(Address of Principal Executive Offices, Zip Code)

(212) 888-3413
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 8, 2020, Muzinich BDC, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The following three proposals were voted on at the meeting: (1) to elect Kathleen T. Barr and Jeffrey Youle as directors of the Company for terms of three (3) and two (2) years, respectively, or until each of their respective successors is duly elected and qualified; (2) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and (3) to grant discretionary authority to the board of directors of the Company (the “Board”) to amend the Company’s Certificate of Incorporation to effect a reverse stock split of its common stock at a ratio of 1-10 and with the reverse stock split to be effective at such time and date, if at all, as determined by the Board, but not later than 60 days after stockholder approval thereof and, if and when the reverse stock split is effected, reduce the number of authorized shares of common stock by the approved reverse stock split ratio.

Stockholders of record at the close of business on July 10, 2020 were entitled to vote at the Annual Meeting. As of July 10, 2020, there were 399,879 shares of common stock outstanding and entitled to vote. A quorum consisting of 385,816 shares of common stock of the Company were present or represented by proxy at the Annual Meeting.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below. All of the proposals were approved by the requisite vote.

Proposal 1. To elect Kathleen T. Barr and Jeffrey Youle as directors of the Company for terms of three (3) and two (2) years, respectively, or until each of their respective successors is duly elected and qualified:

Director Nominee	Number of Votes “For”	Number of Votes “Withhold”
Kathleen T. Barr	385,816	0
Jeffrey Youle	385,816	0

Proposal 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

Number of Votes “For”	Number of Votes “Against”	Number of Abstentions
385,816	0	0

Proposal 3. To grant discretionary authority to the Board to amend the Company’s Certificate of Incorporation to effect a reverse stock split of its common stock at a ratio of 1-10 and with the reverse stock split to be effective at such time and date, if at all, as determined by the Board, but not later than 60 days after stockholder approval thereof and, if and when the reverse stock split is effected, reduce the number of authorized shares of common stock by the approved reverse stock split ratio:

Number of Votes “For”	Number of Votes “Against”	Number of Abstentions
385,816	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Muzinich BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUZINICH BDC, INC.

Date: September 14, 2020	By:	/s/ Paul Fehre
	Name:	Paul Fehre
	Title:	Chief Financial Officer and Treasurer